UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2004

WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus Ohio 43085

(Address of principal executive offices) (Zip Code)

(614) 438-3210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On June 18, 2004, Worthington Industries, Inc. (the “Company”) issued a news release announcing that James G. Brocksmith, Jr. had resigned from the board of directors for personal reasons. A copy of this news release is attached as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) and (b) Not applicable.

     (c) Exhibits:

Exhibit No.	Description
99	News Release issued by Worthington Industries, Inc. on June 18, 2004

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.
Dated: June 21, 2004	By: /s/Dale T. Brinkman Dale T. Brinkman Vice President – Administration, General Counsel and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 21, 2004

Worthington Industries, Inc.

Exhibit No.	Description
99	News Release issued by Worthington Industries, Inc. on June 18, 2004